UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2019

Jason Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36051	46-2888322
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

833 East Michigan Street, Suite 900
Milwaukee, Wisconsin 53202
(Address of Principal executive offices, including Zip Code)

(414) 277-9300
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share Warrants to purchase Common Stock	JASN JASNW	The NASDAQ Stock Market LLC The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 16, 2019, effective immediately, the Board of Directors (the “Board”) of Jason Industries, Inc. (the “Company”) appointed Mr. Lampereur to its Audit Committee, having previously determined that he satisfies all applicable requirements to serve on such Committee, including without limitation the applicable requirements of the New York Stock Exchange Listed Company Manual and the Securities Exchange Act of 1934, as amended.

After giving effect to the appointments to the Audit Committee disclosed above, the Committees are now comprised of the following members of the Board:

Audit Committee: James M. Sullivan (Chairman), James P. Heffernan, and Andrew G. Lampereur.  Mssrs. Sullivan, Heffernan and Lampereur each qualify as an audit committee financial expert for purposes of Item 407(d)(5) of Regulation S-K promulgated by the Securities and Exchange Commission.

Compensation Committee: James P. Heffernan (Chairman), Mr. Mitchell I. Quain, and Mr. James E.  Hyman.

Corporate Governance & Nominating Committee:  James E. Hyman (Chairman), Mr. Mitchell I. Quain, Mr. Nelson Obus and Mr. James M. Sullivan.

Item 5.07    Submission of Matters to a Vote of Security Holders.

The 2019 annual meeting of stockholders (the “Annual Meeting”) of the Company was held May 16, 2019. At the Annual Meeting, stockholders elected the following directors for terms expiring at the 2022 annual meeting of stockholders by the votes indicated:

	For	Withheld	Broker Non-Votes
Andrew G. Lampereur	15,165,266	2,215,287	5,960,543
Nelson Obus	16,723,800	656,753	5,960,543
Mitchell I. Quain	15,021,442	2,359,111	5,960,543

Directors whose term of office continued after the meeting are as follows: James P. Heffernan, James E. Hyman, Brian K. Kobylinski, James M. Sullivan and Jeffry N. Quinn.

The following reflects the voting results for matters other than the election of directors brought for vote at the Annual Meeting:

	For	Against	Abstain	Broker Non-Votes
Advisory vote to approve the compensation of the Company’s named executive officers	11,695,705	5,615,737	69,111	5,960,543
Ratification of selection of Deloitte & Touche LLP as the Company’s independent auditors	23,150,338	141,848	48,910	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JASON INDUSTRIES, INC.

By: /s/ Kevin M. Kuznicki
Name: Kevin M. Kuznicki
Title: Senior Vice President, General Counsel and Secretary

Date: May 17, 2019